SECURITY AGREEMENT FOR SUBSEQUENT NOTES
                            (Equipment and Inventory)

         Section 1.  Grant and Related Data.

         (a) ------------------------, -------------------- and ---------, INC.
           DBA ------------------------------

     ("Debtor"), hereby grants to UNITED RESOURCES, INC., an Oregon corporation ("Secured Party"), a security interest in the following described personal property:

         All of Debtor's fixtures and equipment now owned or hereafter acquired, and proceeds of such fixtures and equipment; all of Debtor's inventories of every kind and nature now or hereafter acquired and kept or held by Debtor, and the proceeds of such inventories; and all substitutions, additions, replacements, parts, equipment and accessories now or hereafter affixed to or used in connection therewith ("Collateral"), to secure (i) the payment of Debtor's Installment Note of even date herewith in the amount of $-----.-- payable to the order of Secured Party at the times and in the amounts therein provided; and (ii) any renewals, modifications or amendments thereof; and (iii) to secure all other present and hereafter incurred indebtedness of Debtor to Secured Party.

                  (b) The Collateral is bought or used primarily for Debtor's business purposes, and it will be permanently kept at --------------------, ---------, in the County of --------- State of Oregon, which is the address of Debtor's place of business.

                  (c) The Collateral is not and will not be attached to real estate so as to become a fixture.

                  (d) The Collateral consisting of inventory is maintained and at all times will be maintained at a level of not less than $----.-- cost to Debtor.

                  (e) As often as Secured Party shall require, Debtor shall deliver to Secured Party such lists, descriptions, and designations of inventory as Secured Party may require to identify the nature, extent, and location thereof.

         Section 2.  Warranties, Covenants and Agreements.
         Debtor warrants and covenants and it is understood by the parties that:

                  (a) Except for the security interest granted hereby, Debtor is the owner of the Collateral free from any lien, security interest, or encumbrance, and will defend the Collateral against the claims and demands of all persons whomsoever.




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                  (b) Except as provided below in Paragraph (c) and in Paragraph
(d) with respect to inventory, Debtor will not sell, offer to sell, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein, or create or cause or permit to be created any lien, encumbrance or security interest in or upon any part thereof.

                  (c) In the event that United Resources, Inc. advances additional sums or Debtor incurs subsequent indebtedness to United Resources, Inc., Debtor hereby grants United Resources, Inc. a security interest in the Collateral subordinate, in all respects, to the security interest granted hereby in order to secure payment of such subsequent lending.

                  (d) While Debtor is not in default hereunder, Debtor may sell inventory, but only in the ordinary course of business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Debtor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale.

                  (e) Debtor will keep the Collateral fully insured against loss or damage by fire, and such other hazards as Secured Party may from time to time require, with such deductible provisions, upon such terms, including loss payable and other endorsements, and in such company or companies as Secured Party may approve; and Debtor will immediately deliver all such insurance policies to Secured Party to be retained while any indebtedness hereby secured remains owing. Secured Party shall hold all such policies in pledge to secure payment of the indebtedness hereby secured, with control to adjust any loss, receive any receipt for any sum payable, surrender any policy, discharge and release any insurer, endorse any loss or refund check or draft and, in general, exercise in the name of Debtor or otherwise, any and all rights of Debtor in respect thereto or in respect to the proceeds thereof.

                  (f) Debtor will maintain the Collateral in good condition and repair and preserve the same against waste, loss, damage or depreciation in value other than by reasonable wear. Secured Party may enter any premise in which any of the Collateral may be kept at any reasonable time for the purpose of inspecting the same. Debtor will not permit any use of any of the Collateral in violation of any law or ordinance. Debtor will not, without the prior written consent of Secured Party, cause or permit the Collateral or any part thereof to be taken outside the state where permanently located as agreed in Section l(b) or to be used for hire or under lease.

                  (g) Debtor will pay promptly when due all taxes, license fees and governmental rates and charges upon or relating to any of the Collateral or its use and relative to the indebtedness hereby secured.

                  (h) At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances upon any of the Collateral, may place and pay premiums upon insurance on any of the Collateral and may incur expense for maintenance and preservation of any of the Collateral. Debtor agrees to pay to Secured Party upon demand all sums incurred or paid for any said purposes, with interest from the date on which the same were incurred to the date of payment at the rate of 18 percent per annum. Payment thereof is secured by the Collateral.



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                  Section 3.  General Provisions.

                  (a) The obligations which this Agreement secures are evidenced by separate instruments which may be assigned, renewed, negotiated or extended by Secured Party without releasing Debtor, the Collateral, or any guarantor or co-maker.

                  (b) All of the terms of this Agreement and the rights, remedies, and duties of the parties hereto shall be governed by the laws of Oregon. If any provision of this Agreement is in conflict with the law of any state having jurisdiction, the remaining parts hereof shall be effective as if such provision had not been made.

                  (c) If any interest of Debtor in any of the Collateral shall be transferred or if any indebtedness hereby secured shall be assigned, the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of the successors in interest of the parties hereto.

                  (d) If there be more than one Debtor or a guarantor or co-maker, the liability of all such parties shall be primary and joint and several.

                  (e) If Secured Party shall, once or often, extend the time for paying any indebtedness hereby secured or fail promptly to exercise any right or remedy it may have for any default hereunder or breach or violation hereof, such indulgence or forebearance shall not be deemed a waiver of strict and prompt performance by Debtor of all the terms and conditions hereof and shall not preclude Secured Party from thereafter, without notice, exercising any right or remedy for any subsequent breach or default in performance of the same or any other provision hereof or for any other breach or violation of this Agreement.

                  (f) If any notice is given to Secured Party, it shall be given by registered or certified mail directed to Secured Party at the place where indebtedness hereby secured is payable. If any notice is to be given to Debtor, mailing by registered or certified mail to the address stated above shall be sufficient unless Secured Party shall have received from Debtor notice in writing of a change of address. Reasonable notice, when such notice is required, shall be deemed to be five days' notice.

                  (g) Debtor will promptly notify Secured Party in writing of any change in Debtor's business or residence address.

                  Section 4.  Default.
                  Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

                  (a) If Debtor's inventory level falls below the stated value of $-----.-- cost to Debtor.

                  (b) If Debtor shall fail to pay, when due, any installment of principal or interest of any indebtedness owing by Debtor to Secured Party.



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                  (c) If Debtor  shall fail to perform  promptly at the time and strictly in the manner provided by any covenant of Debtor contained in this or any other agreement between Debtor and Secured Party.

                  (d) If any warranty, representation, or statement made by Debtor to Secured Party is false in any material respect.

                  (e) If there shall be any uninsured loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon.

                  (f) If there shall be any dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency law by or against Debtor or guarantor or surety for Debtor.

                  (g) If Secured Party has reasonable cause to deem itself insecure.

                  Section 5. Remedies.
                  Upon such default and at any time thereafter, Secured Party shall have each and all of the rights and remedies granted to Secured Party by the Uniform Commercial Code of Oregon or other applicable laws, by this Agreement and by the Installment Note or Notes hereby secured, and Secured Party may without notice declare any or all such Installment Notes immediately due and payable and Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Debtor agrees to pay all expenses, including reasonable attorneys' fees incurred by Secured Party in taking, holding, preparing for sale, and selling any of the Collateral, as well as attorneys' fees and court costs in such amount as shall be adjudged reasonable for services in the trial court and for services in any appellate court in any suit or action to require performance or for the breach of this Agreement or upon any Installment Note hereby secured.

      In the construction of this Agreement, the singular shall include the plural as the circumstances may require.

         Signed in duplicate this --- day of -----, 1990.

                  SECURED PARTY:        UNITED RESOURCES, INC.

                                        By----------------------------
                                          G. P. Fleming, President







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                  BORROWERS:            ----------------------:
                                        DBA --------------------------

                                        By ---------------------------
                                                   , President

                                        By----------------------------
                                                   , Secretary



                                        INDIVIDUALLY:

                                        ------------------------------

                                        ------------------------------






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